LARGE- AND MID-CAP GROWTH

Alliance Growth Fund

Annual Report
October 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                        Investment Products Offered
                        ---------------------------
                        o Are Not FDIC Insured
                        o May Lose Value
                        o Are Not Bank Guaranteed
                        --------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
December 20, 2002


Dear Shareholder:
This report discusses the investment results and market activity for Alliance Growth Fund (the "Fund") for the annual reporting period ended October 31, 2002.

Investment Objectives and Policies
This open-end fund seeks long-term growth of capital. The Fund invests principally in a portfolio of equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the United States economy over time.

Investment Results
The following table provides the Fund's performance over the six- and 12-month periods ended October 31, 2002. For comparison, we have shown returns for the Russell 3000 Growth Index and the Standard & Poor's (S&P) 500 Stock Index. The Russell 3000 Growth Index has replaced the Russell 3000 Index as the Fund's benchmark as it better reflects the full range of capitalization across which the Fund will continue to invest.


   INVESTMENT RESULTS*
   Periods Ended October 31, 2002


                                                              Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
   Alliance Growth Fund Class A                            -18.41%    -17.66%
--------------------------------------------------------------------------------
   Class B                                                 -18.76%    -18.30%
--------------------------------------------------------------------------------
   Class C                                                 -18.74%    -18.28%
--------------------------------------------------------------------------------



                                                              Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
   Russell 3000 Index                                      -18.04%    -14.35%
--------------------------------------------------------------------------------
   Russell 3000 Growth Index                               -18.66%    -19.72%
--------------------------------------------------------------------------------
   S&P 500 Stock Index                                     -17.01%    -15.10%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of October 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results. The unmanaged Russell 3000 Index is comprised of 3,000 of the largest capitalized companies that are traded in the United States.

   The unmanaged Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Fund.

   Additional investment results appear on pages 4-7.

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                                                        ALLIANCE GROWTH FUND o 1

For the 12-month period ended October 31, 2002, the Fund declined 17.66%. This compares with returns of -15.10% for the S&P 500 Stock Index and -19.72% for the Russell 3000 Growth Index. Positive factors contributing to the Fund's performance were its underweight position in technology, good stock selection in health care and excellent performance by selected holdings. Negative factors affecting the Fund's performance included poor stock selection in the technology sector and an underweight position in consumer staples.

Investment Strategy
The Fund seeks long-term growth of capital through investment in equities of companies judged to offer superior prospective growth in earnings and reasonable relative valuation. The Fund does not attempt to time markets and remains essentially fully invested in companies believed to present the most attractive combination of growth and valuation without regard to market capitalization.

Market and Fund Review
Equity markets remained volatile and broadly biased to the downside over the course of the past year, with growth stocks under particular pressure. This represented a continuation of general trends which have remained in place since early 2000. In addition to concerns regarding the durability of economic recovery and corporate profit growth, investor confidence has been challenged by geopolitical uncertainties and disclosures of corporate malfeasance. These factors have led to unusually high credit spreads in the bond market and tremendous risk aversion in the equity market.

We believe the severe equity correction has discounted many of these concerns. Going forward, equity prices will ultimately reflect fundamental growth and success of the underlying companies. In this regard, there is reason for encouragement.

We anticipate continued, moderate expansion of U.S. GDP. This reflects a combination of strong liquidity coming from fiscal stimulation and monetary policy and replenishment of unsustainably low manufacturing inventories. Barring a severe shock to consumer confidence, this should lead to continued overall growth of 1.5% - 3.0% in real GDP next year. Corporate profit recovery is likely to encourage higher capital spending.

We are impressed by the modest relative valuation currently accorded a number of highly profitable, well-capitalized companies with leadership positions in their respective industries. Many of these have maintained strong levels of profitability throughout the difficult economic environment of the past several years and appear particularly well-positioned to grow going forward.

The portfolio is currently balanced between consistent and cyclical growth companies with important exposure to consumer services, financial services, health care and technology. Combined, these sectors represent over 80% of the total portfolio.

--------------------------------------------------------------------------------
2 o ALLIANCE GROWTH FUND

Thank you for your continued interest in Alliance Growth Fund. We look forward to reporting to you on the Fund's market activity and investment performance in the ensuing periods.

Sincerely,

/S/ John D. Carifa

John D. Carifa
Chairman and President



/S/ Jane Mack Gould

Jane Mack Gould
Vice President



/S/ Alan E. Levi

Alan E. Levi
Vice President


[PHOTO] John D. Carifa

[PHOTO] Jane Mack Gould

[PHOTO] Alan E. Levi

Portfolio Managers, Jane Mack Gould and Alan E. Levi, have over 70 years combined investment experience.


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 3

PERFORMANCE UPDATE

ALLIANCE GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
10/31/92 - 10/31/02

Alliance Growth Fund
Russell 3000 Growth Index
Russell 3000 Index
S&P 500 Stock Index

Alliance Growth Fund: $19,700
Russell 3000 Growth Index: $19,804
Russell 3000 Index: $24,933
S&P 500 Stock Index: $25,647

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

              Alliance        Russell 3000       Russell 3000          S&P 500
            Growth Fund       Growth Index          Index            Stock Index
--------------------------------------------------------------------------------
10/31/92        9573              10000             10000              10000
10/31/93       13230              10872             11705              11491
10/31/94       13592              11398             12032              11934
10/31/95       16335              14629             15174              15086
10/31/96       19871              17722             18551              18719
10/31/97       25742              22975             24413              24727
10/31/98       29490              27660             28439              30170
10/31/99       37950              37037             35485              37912
10/31/00       40212              40668             38903              40216
10/31/01       23927              24669             29112              30207
10/31/02       19700              19804             24933              25647

This chart illustrates the total value of an assumed $10,000 investment in Alliance Growth Fund Class A shares (from 10/31/92 to 10/31/02) as compared to the performance of appropriate broad-based indices. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Russell 3000 Index is comprised of 3,000 of the largest capitalized companies that are traded in the United States. The unmanaged Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. The unmanaged Standard & Poor's (S&P) 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market.

When comparing Alliance Growth Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Fund.

--------------------------------------------------------------------------------
4 o ALLIANCE GROWTH FUND

PERFORMANCE UPDATE






ALLIANCE GROWTH FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 10/31

|_| Alliance Growth Fund
|_| Russell 3000 Growth Index

                               [GRAPHIC OMITTED]

                Alliance Growth Fund--Yearly Periods Ended 10/31
--------------------------------------------------------------------------------
                          Alliance Growth Fund    Russell 3000 Growth Index
--------------------------------------------------------------------------------
      10/31/93                    38.20%                     8.72%
      10/31/94                     2.73%                     4.84%
      10/31/95                    20.18%                    28.35%
      10/31/96                    21.65%                    21.14%
      10/31/97                    29.54%                    29.64%
      10/31/98                    14.56%                    20.39%
      10/31/99                    28.69%                    33.90%
      10/31/00                     5.96%                     9.81%
      10/31/01                   -40.50%                   -39.34%
      10/31/02                   -17.66%                   -19.72%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Russell 3000 Growth Index contains those securities in the Russell 3000 Index with a greater-than-average growth orientation. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Growth Fund.

--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 5

PORTFOLIO SUMMARY
October 31, 2002


INCEPTION DATES
Class A Shares
9/4/90
Class B Shares
10/23/87
Class C Shares
8/2/93

PORTFOLIO STATISTICS
Net Assets ($mil): $2,097.4
Average Market Capitalization ($mil): $10,264

SECTOR BREAKDOWN
   25.2% Consumer Services
   23.5% Finance
   22.5% Health Care
   14.4% Technology
    5.9% Consumer Manufacturing
    3.3% Capital Goods
    2.9% Multi-Industry Companies
    2.0% Energy

    0.3% Short-Term

[GRAPHIC OMITTED]

COUNTRY BREAKDOWN
   98.2% United States
    1.8% Singapore

[GRAPHIC OMITTED]

All data as of October 31, 2002. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCE GROWTH FUND

INVESTMENT RESULTS

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
               1 Year             -17.66%                   -21.16%
              5 Years              -5.21%                    -6.03%
             10 Years               7.48%                     7.02%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
               1 Year             -18.30%                   -21.57%
              5 Years              -5.90%                    -5.90%
            10 Years(a)             6.89%                     6.89%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
               1 Year             -18.28%                   -19.10%
              5 Years              -5.89%                    -5.89%
      Since Inception*              4.54%                     4.54%

--------------------------------------------------------------------------------

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 2002)

                           Class A           Class B          Class C
                            Shares            Shares           Shares
--------------------------------------------------------------------------------
               1 Year       -20.54%           -20.92%          -18.43%
              5 Years        -7.24%            -7.10%           -7.09%
             10 Years         7.11%             6.98%(a)          n/a
      Since Inception*        9.92%            11.36%(a)         4.08%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception date: 9/4/90, Class A; 10/23/87, Class B; 8/2/93, Class C.

(a) Assumes conversion of Class B shares into Class A shares after 8 years. n/a: not applicable


--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 7

TEN LARGEST HOLDINGS
October 31, 2002
                                                                   Percent of
Company                                   U.S. $ Value             Net Assets
--------------------------------------------------------------------------------
Citigroup, Inc.                         $ 112,111,510                 5.3%
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                      98,956,830                 4.7
--------------------------------------------------------------------------------
Kohl's Corp.                               92,865,360                 4.4
--------------------------------------------------------------------------------
Cardinal Health, Inc.                      86,948,523                 4.1
--------------------------------------------------------------------------------
American International Group, Inc.         81,128,851                 3.9
--------------------------------------------------------------------------------
Health Management Associates, Inc. Cl.A    80,927,312                 3.9
--------------------------------------------------------------------------------
Express Scripts, Inc.                      77,455,728                 3.7
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                         73,068,255                 3.5
--------------------------------------------------------------------------------
MBNA Corp.                                 70,745,925                 3.4
--------------------------------------------------------------------------------
CDW Computer Centers, Inc.                 69,678,884                 3.3
--------------------------------------------------------------------------------
                                        $ 843,887,178                40.2%

MAJOR PORTFOLIO CHANGES
Six Months Ended October 31, 2002
================================================================================

Purchases                                     Bought       Holdings 10/31/02
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                      438,200                 438,200
--------------------------------------------------------------------------------
Boston Scientific Corp.                      288,600                 288,600
--------------------------------------------------------------------------------
CDW Computer Centers, Inc.                   334,000               1,314,200
--------------------------------------------------------------------------------
eBay, Inc.                                   581,400                 706,200
--------------------------------------------------------------------------------
Forest Laboratories, Inc.                    369,200                 535,200
--------------------------------------------------------------------------------
ITT Industries, Inc.                         222,400                 397,000
--------------------------------------------------------------------------------
Newell Rubbermaid, Inc.                    1,033,870               1,376,770
--------------------------------------------------------------------------------
NVR, Inc.                                     32,700                  32,700
--------------------------------------------------------------------------------
Patterson Dental Co.                         207,900                 207,900
--------------------------------------------------------------------------------
Willis Group Holdings, Ltd.                1,461,250               1,461,250
--------------------------------------------------------------------------------

Sales                                          Sold       Holdings 10/31/02
--------------------------------------------------------------------------------
Express Scripts, Inc.                        661,400               1,429,600
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                        638,500               1,892,100
--------------------------------------------------------------------------------
Health Management Associates, Inc. Cl.A    1,613,500               4,232,600
--------------------------------------------------------------------------------
Kohl's Corp.                                 382,700               1,588,800
--------------------------------------------------------------------------------
Laboratory Corp. of America Holdings       1,048,800                      -0-
--------------------------------------------------------------------------------
Nokia Corp. (ADR)                          2,630,000                      -0-
--------------------------------------------------------------------------------
Pfizer, Inc.                               1,107,600                      -0-
--------------------------------------------------------------------------------
Thermo Electron Corp.                      1,850,000                      -0-
--------------------------------------------------------------------------------
Tyco International, Ltd.                   3,323,044                      -0-
--------------------------------------------------------------------------------
United Parcel Service, Inc. Cl.B             832,000                      -0-

* Adjusted for a stock split.

--------------------------------------------------------------------------------
8 o ALLIANCE GROWTH FUND

PORTFOLIO OF INVESTMENTS
October 31, 2002

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-99.1%

Consumer Services-25.1%
Airlines-2.3%
Southwest Airlines Co. .....................   3,276,200   $    47,832,520
                                                           ---------------
Broadcasting & Cable-7.4%
Comcast Corp. Cl.A(a).......................   3,175,500        73,068,255
Cox Communications, Inc. Cl.A(a)............     555,000        15,207,000
United Pan Europe Cl.A Pfd.
  (Netherlands)(a)(b)                                450           450,000
   warrants, expiring 12/01/08(a)...........     218,502                 0
Viacom, Inc. Cl.B(a)........................   1,481,820        66,103,990
                                                           ---------------
                                                               154,829,245
                                                           ---------------
Entertainment & Leisure-4.7%
Harley-Davidson, Inc. ......................   1,892,100        98,956,830
                                                           ---------------

Retail - General Merchandise-8.3%
Bed Bath & Beyond, Inc.(a)..................     309,310        10,968,133
CDW Computer Centers, Inc.(a)...............   1,314,200        69,678,884
Kohl's Corp.(a).............................   1,588,800        92,865,360
                                                           ---------------
                                                               173,512,377
                                                           ---------------
Miscellaneous-2.4%
Career Education Corp.(a)...................   1,272,200        51,027,942
                                                           ---------------
                                                               526,158,914
                                                           ---------------
Finance-23.3%
Banking - Regional-2.5%
Bank One Corp. .............................   1,365,500        52,667,335
                                                           ---------------

Brokerage & Money Management-2.8%
Legg Mason, Inc. ...........................   1,269,200        58,967,032
                                                           ---------------

Insurance-6.7%
American International Group, Inc. .........   1,297,024        81,128,851
Arthur J. Gallager & Co. ...................     599,900        16,089,318
Willis Group Holdings, Ltd.(a)..............   1,461,250        44,714,250
                                                           ---------------
                                                               141,932,419
                                                           ---------------
Miscellaneous-11.3%
Ambac Financial Group, Inc. ................     865,600        53,494,080
Citigroup, Inc. ............................   3,034,141       112,111,510
MBNA Corp. .................................   3,483,305        70,745,925
                                                           ---------------
                                                               236,351,515
                                                           ---------------
                                                               489,918,301
                                                           ---------------
Health Care-22.4%
Drugs-3.0%
Forest Laboratories, Inc.(a)................     535,200        52,444,248
Patterson Dental Co.(a).....................     207,900        10,708,929
                                                           ---------------
                                                                63,153,177
                                                           ---------------

--------------------------------------------------------------------------------
                                                        ALLIANCE GROWTH FUND o 9

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------------
Medical Products-3.3%
Boston Scientific Corp.(a)..................     288,600   $    10,860,018
Stryker Corp. ..............................     927,800        58,544,180
                                                           ---------------
                                                                69,404,198
                                                           ---------------
Medical Services-16.1%
AmerisourceBergen Corp. ....................     438,200        31,177,930
Cardinal Health, Inc. ......................   1,256,300        86,948,523
Express Scripts, Inc.(a)....................   1,429,600        77,455,728
Health Management Associates, Inc. Cl.A(a)..   4,232,600        80,927,312
Tenet Healthcare Corp.(a)...................     958,700        27,562,625
Wellpoint Health Networks, Inc.(a)..........     441,900        33,235,299
                                                           ---------------
                                                               337,307,417
                                                           ---------------
                                                               469,864,792
                                                           ---------------
Technology-14.3%
Communications Equipment-1.2%
Cisco Systems, Inc.(a)......................   2,178,210        24,352,388
                                                           ---------------

Computer Hardware/Storage-1.9%
Dell Computer Corp.(a)......................   1,383,110        39,570,777
                                                           ---------------

Computer Services-3.4%
Affiliated Computer Services, Inc. Cl.A(a)..     723,400        33,312,570
Fiserv, Inc.(a).............................   1,220,300        38,122,172
                                                           ---------------
                                                                71,434,742
                                                           ---------------
Computer Software-3.2%
Mercury Interactive Corp.(a)................     573,650        15,127,150
Microsoft Corp.(a)..........................     207,800        11,111,066
PeopleSoft, Inc.(a).........................     844,400        15,283,640
VERITAS Software Corp.(a)...................   1,737,000        26,489,250
                                                           ---------------
                                                                68,011,106
                                                           ---------------
Contract Manufacturing-1.8%
Flextronics International, Ltd.
  (Singapore)(a) ...........................   4,520,000        37,787,200
                                                           ---------------

Internet Infrastructure-2.1%
eBay, Inc.(a)...............................     706,200        44,674,212
                                                           ---------------

Semi-Conductor Components-0.7%
Maxim Integrated Products, Inc.(a)..........     450,200        14,334,368
                                                           ---------------
                                                               300,164,793
                                                           ---------------
Consumer Manufacturing-5.9%
Building & Related-3.8%
American Standard Companies, Inc.(a)........     578,450        38,582,615
Centex Corp. ...............................     393,100        17,878,188
D.R. Horton, Inc. ..........................     583,150        11,237,301
NVR, Inc.(a)................................      32,700        11,085,300
                                                           ---------------
                                                                78,783,404
                                                           ---------------

--------------------------------------------------------------------------------
10 o ALLIANCE GROWTH FUND

                                                Shares or
                                                Principal
                                                   Amount
Company                                             (000)     U.S. $ Value
--------------------------------------------------------------------------------
Miscellaneous-2.1%
Newell Rubbermaid, Inc. ....................   1,376,770   $    44,634,883
                                                           ---------------
                                                               123,418,287
                                                           ---------------
Capital Goods-3.3%
Electrical Equipment-0.6%
L-3 Communications Holdings, Inc.(a)........     240,100        11,284,700
                                                           ---------------

Engineering & Construction-1.5%
Jacobs Engineering Group, Inc.(a)...........   1,059,000        32,077,110
                                                           ---------------

Machinery-1.2%
ITT Industries, Inc. .......................     397,000        25,797,060
                                                           ---------------
                                                                69,158,870
                                                           ---------------
Multi-Industry Companies-2.8%
Danaher Corp. ..............................   1,025,300        59,313,605
                                                           ---------------

Energy-2.0%
Oil Service-2.0%
Baker Hughes, Inc. .........................     793,700        23,056,985
Travelers Property Casualty Corp.
   Cl.A(a)..................................           1                13
   Cl.B(a)..................................           2                27
Weatherford International, Ltd.(a)..........     459,400        18,394,376
                                                           ---------------
                                                                41,451,401
                                                           ---------------
Total Common Stocks & Other Investments
   (cost $2,181,954,682)....................                 2,079,448,963
                                                           ---------------

SHORT-TERM INVESTMENTS-0.3%
U.S. Government Agency Obligations-0.3%
Federal Home Loan Bank Discount Note
   1.72%, 11/01/02
   (amortized cost $5,200,000)..............     $ 5,200         5,200,000
                                                           ---------------

Total Investments-99.4%
   (cost $2,187,154,682)....................                 2,084,648,963
Other assets less liabilities-0.6%..........                    12,789,541
                                                           ---------------

Net Assets-100%.............................               $ 2,097,438,504
                                                           ---------------

(a) Non-income producing security.
(b) Restricted and illiquid security valued at fair value (see Notes A & H). See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 11

STATEMENT OF ASSETS & LIABILITIES
October 31, 2002

Assets
Investments in securities, at value
  (cost $2,187,154,682)....                                   $ 2,084,648,963(a)
Cash ................................................                  74,511
Collateral held for securities loaned................              76,438,700
Receivable for investment securities sold............              35,927,839
Receivable for shares of beneficial interest sold....              16,755,489
Dividends and interest receivable....................                 680,375
                                                              ---------------
Total assets.........................................           2,214,525,877
                                                              ---------------
Liabilities
Payable for collateral received on securities loaned.              76,438,700
Payable for shares of beneficial interest redeemed...              21,034,496
Payable for investment securities purchased..........              16,192,180
Advisory fee payable.................................               1,364,147
Distribution fee payable.............................                 402,130
Accrued expenses and other liabilities...............               1,655,720
                                                              ---------------
Total liabilities....................................             117,087,373
                                                              ---------------
Net Assets...........................................         $ 2,097,438,504
                                                              ---------------
Composition of Net Assets
Shares of beneficial interest, at par................         $         1,180
Additional paid-in capital...........................           4,059,718,751
Accumulated net investment loss......................                 (31,199)
Accumulated net realized loss on
   investment transactions...........................          (1,859,737,041)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities           (102,513,187)
                                                              ---------------
                                                               $2,097,438,504
                                                              ---------------
Calculation of Maximum Offering Price Class A Shares Net asset value and redemption price per share
   ($715,437,957/31,716,230 shares of beneficial
   interest issued and outstanding)..................                  $22.56
Sales charge--4.25% of public offering price.........                    1.00
                                                                       ------
Maximum offering price...............................                  $23.56
                                                                       ------
Class B Shares
Net asset value and offering price per share
   ($1,131,628,069/70,831,407 shares of beneficial
   interest issued and outstanding)..................                  $15.98
                                                                       ------
Class C Shares
Net asset value and offering price per share
   ($239,939,901/14,997,598 shares of beneficial
   interest issued and outstanding)..................                  $16.00
                                                                       ------
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($10,432,577/452,582 shares of beneficial
   interest issued and outstanding)..................                  $23.05
                                                                       ------

(a) Includes securities on loan with a value of $72,606,386 (See note F) See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE GROWTH FUND

STATEMENT OF OPERATIONS
Year Ended October 31, 2002

Investment Income
Dividends (net of foreign taxes withheld
   of $93,307).......................... $    13,032,397
Interest................................         397,815   $    13,430,212
                                         ---------------
Expenses
Advisory fee............................      22,382,151
Distribution fee--Class A...............       2,465,619
Distribution fee--Class B...............      17,973,671
Distribution fee--Class C...............       3,493,644
Transfer agency.........................      11,332,081
Printing................................       1,646,043
Custodian...............................         364,864
Registration fees.......................          83,866
Audit and legal.........................          82,688
Trustees' fees..........................          29,253
Miscellaneous...........................          53,838
                                         ---------------
Total expenses..........................                        59,907,718
                                                           ---------------
Net investment loss.....................                       (46,477,506)
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions.........................                    (1,022,702,646)
Net change in unrealized
   appreciation/depreciation of:
   Investments..........................                       574,504,917
   Foreign currency denominated assets
   and liabilities......................                            (2,255)
                                                           ---------------
Net loss on investments and foreign
   currency transactions................                      (448,199,984)
                                                           ---------------
Net Decrease in Net Assets
   from Operations......................                   $  (494,677,490)
                                                           ---------------

See notes to financial statements.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 13

STATEMENT OF CHANGES
IN NET ASSETS

                                            Year Ended        Year Ended
                                            October 31,      October 31,
                                               2002             2001
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss..................... $   (46,477,506)  $   (59,879,172)
Net realized loss on investment
   and foreign currency transactions....  (1,022,702,646)     (777,143,296)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities...     574,502,662    (2,038,470,949)
                                         ---------------   ---------------
Net decrease in net assets
   from operations......................    (494,677,490)   (2,875,493,417)
Distributions to Shareholders from
Net realized gain on investments
   Class A..............................              -0-     (175,267,271)
   Class B..............................              -0-     (717,429,848)
   Class C..............................              -0-     (134,941,540)
   Advisor Class........................              -0-       (3,985,744)
Transactions in Shares of
Beneficial Interest
Net decrease............................    (954,217,512)     (243,313,063)
                                         ---------------   ---------------
Total decrease..........................  (1,448,895,002)   (4,150,430,883)
Net Assets
Beginning of period.....................   3,546,333,506     7,696,764,389
                                         ---------------   ---------------
End of period........................... $ 2,097,438,504   $ 3,546,333,506
                                         ===============   ===============

See notes to financial statements.

--------------------------------------------------------------------------------
14 o ALLIANCE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2002

NOTE A
Significant Accounting Policies
Alliance Growth Fund (the "Fund"), a series of The Alliance Portfolios (the "Trust"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Shares purchased before August 2, 1993 and redeemed within six years of purchase are subject to different rates than shares purchased after that date. Class B shares purchased on or after August 2, 1993 and held for a period ending eight years after the end of the calendar month of purchase will convert to Class A shares. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 15
value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day. Over-the-counter written options are valued using prices provided by brokers.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments, options and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Ad-


--------------------------------------------------------------------------------
16 o ALLIANCE GROWTH FUND
visor Class shares have no distribution fees. Expenses attributable to the Fund are charged to the Fund. Expenses of the Trust are charged to the Fund in proportion to net assets.

6. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a net operating loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B
Advisory Fee and Other Transactions With Affiliates
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to the annualized rate of .75% of the Fund's average daily net assets up to $3 billion, .70% of the next $1 billion of the Fund's average daily net assets, .65% of the next $1 billion of the Fund's average daily net assets, and .60% of the Fund's average daily net assets over $5 billion. Such fee is accrued daily and paid monthly.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $7,106,401 for the year ended October 31, 2002.

For the year ended October 31, 2002, the Fund's expenses were reduced by $21,549 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $737,619 from the sales of Class A shares and $21,827, $1,999,698, and $28,797 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2002.

Brokerage commissions paid on investment transactions for the year ended October 31, 2002 amounted to $6,825,036, of which $95,351 was paid to Sanford C. Bernstein &Co. LLC, an affiliate of the Adviser.

Accrued expenses includes $31,203 owed to a trustee and a former trustee under the Trust's deferred compensation plan.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement")


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 17
pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund's average daily net assets attributable to Class A shares.

The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a "compensation" plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class.

The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,230,784,308 and $2,240,353,690, respectively, for the year ended October 31, 2002. There were no purchases or sales in U.S. government and government agency obligations for the year ended October 31, 2002.

At October 31, 2002, the cost of investments for federal income tax purposes was $2,196,551,998. Accordingly, gross unrealized appreciation of investments was $293,432,076 and gross unrealized depreciation of investments was $405,335,111 resulting in net unrealized depreciation of $111,903,035, excluding foreign currency transactions.

1. Option Transactions
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears


--------------------------------------------------------------------------------
18 o ALLIANCE GROWTH FUND
the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price. Losses from call options written may be unlimited

There were no transactions in options written for the year ended October 31, 2002.

2. Forward Exchange Currency Contracts
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 19

Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities. At October 31, 2002, the Fund had no outstanding forward exchange currency contracts.

NOTE E
Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 were as follows:



                                              2002               2001
                                         ---------------   ---------------
Distributions paid from:
   Ordinary income...................... $            -0-  $   219,241,414
   Long term capital gains..............                       812,092,585
                                         ---------------   ---------------
Total taxable distributions.............              -0-    1,031,333,999
                                         ---------------   ---------------
Tax return of capital...................              -0-          290,404
Total distributions paid................ $            -0-  $ 1,031,624,403
                                         ---------------   ---------------

As of October 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses.................      $(1,850,370,924)(a)
                                                           ------------------
Unrealized appreciation/(depreciation)...............         (111,910,503)(b)
                                                           ------------------
Total accumulated earnings/(deficit).................      $(1,962,281,427)
                                                           ------------------

(a) On October 31, 2002, the Fund had a net capital loss carryforward of $1,850,339,726, of which $798,395,660 expires in the year 2009 and
    $1,051,944,066 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE F
Securities Lending
The Fund has entered into a securities lending agreement with UBS/Paine Webber, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. UBS/PaineWebber will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of October 31, 2002, the Fund had loaned securities with a value of $72,606,386 and received cash collateral of $76,438,700. For the year ended October 31, 2002, the Fund received fee income of $323,224 which is included in interest income in the accompanying statement of operations.


--------------------------------------------------------------------------------
20 o ALLIANCE GROWTH FUND

NOTE G
Shares of Beneficial Interest
There is an unlimited number of $0.00001 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:


                        ========================================================
                                   Shares                      Amount
                        ========================================================
                         Year Ended     Year Ended     Year Ended    Year Ended
                        October 31,    October 31,    October 31,   October 31,
                              2002            2001          2002           2001
                        --------------------------------------------------------
Class A
Shares sold             16,599,514     72,764,851  $ 456,231,352 $2,567,783,073
--------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions                   -0-     3,833,916             -0-   157,952,896
--------------------------------------------------------------------------------
Shares converted
  from Class B          10,502,980      2,940,527    276,896,937    97,274,788
--------------------------------------------------------------------------------
Shares redeemed        (27,303,394)   (79,224,380)  (744,845,987)(2,805,530,419)
--------------------------------------------------------------------------------
Net increase
  (decrease)              (200,900)       314,914  $ (11,717,698)$   17,480,338
================================================================================
Class B
Shares sold              4,281,786      8,252,271  $  83,516,126 $  220,357,277
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                 -0-    22,289,343             -0-   659,768,364
--------------------------------------------------------------------------------
Shares converted
  to Class A           (14,775,480)    (4,097,100)  (276,896,939)   (97,274,788)
--------------------------------------------------------------------------------
Shares redeemed        (32,869,032)   (39,950,959)  (621,500,454)  (995,858,323)
--------------------------------------------------------------------------------
Net decrease           (43,362,726)   (13,506,445) $(814,881,267) $(213,007,470)
================================================================================
Class C
Shares sold              1,854,658      7,355,130  $  37,048,175  $ 188,382,911
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                 -0-     4,215,359             -0-   124,901,671
--------------------------------------------------------------------------------
Shares redeemed         (8,278,048)   (14,416,347)  (158,402,462)  (360,407,290)
--------------------------------------------------------------------------------
Net decrease            (6,423,390)    (2,845,858) $(121,354,287) $ (47,122,708)
================================================================================
Advisor Class
Shares sold                100,826        208,982  $   2,850,447  $   7,536,942
--------------------------------------------------------------------------------
Shares issued in
reinvestment of
distributions                   -0-        87,825             -0-     3,678,116
--------------------------------------------------------------------------------
Shares redeemed           (332,010)      (333,001)    (9,114,707)   (11,878,281)
--------------------------------------------------------------------------------
Net decrease              (231,184)       (36,194) $  (6,264,260) $    (663,223)
================================================================================


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 21

NOTE H
Restricted Security

                                               Date Acquired         U.S. $ Cost
--------------------------------------------------------------------------------
United Pan Europe
Cl.A Pfd .....................................     11/30/00         $45,000,000

The security shown above is restricted as to resale and has been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of this security.

The value of this security at October 31, 2002 was $450,000 representing 0.02% of net assets.

NOTE I
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2002.

--------------------------------------------------------------------------------
22 o ALLIANCE GROWTH FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                  =========================================================
                                                         Class A
                                  =========================================================
                                                   Year Ended October 31,
                                  ---------------------------------------------------------
                                     2002      2001         2000         1999        1998
                                  ---------------------------------------------------------
Net asset value, beginning
  of period....................    $27.40    $52.42        $56.32       $47.17       $43.95
                                  ---------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a).........      (.28)     (.22)         (.17)        (.15)        (.05)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions.................     (4.56)   (19.10)         3.71        13.01         6.18
                                  ---------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations...................     (4.84)   (19.32)         3.54        12.86         6.13
                                  ---------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains...............        -0-    (5.70)        (7.44)       (3.71)       (2.91)
                                  ---------------------------------------------------------
Net asset value,
  end of period................    $22.56    $27.40        $52.42       $56.32       $47.17
                                  ---------------------------------------------------------
Total Return
Total investment return based
  on net asset value(b)........    (17.66)%  (40.50)%        5.96%       28.69%       14.56%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..............  $715,438  $874,604    $1,656,689   $1,441,962   $1,008,093
Ratio to average net
  assets of:
  Expenses.....................      1.49%     1.28%         1.14%        1.18%        1.22%(c)
  Net investment loss..........     (1.04)%    (.61)%        (.30)%       (.28)%       (.11)%
Portfolio turnover rate........        41%      115%           58%          62%          61%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 23


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                    =========================================================
                                                         Class B
                                    =========================================================
                                                   Year Ended October 31,
                                    ---------------------------------------------------------
                                       2002      2001         2000         1999        1998
                                    ---------------------------------------------------------
Net asset value,
  beginning of period..........      $19.56     $39.49       $44.40       $38.15       $36.31
                                    ---------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a).........        (.34)      (.34)        (.43)        (.42)        (.31)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions.................       (3.24)    (13.89)        2.96        10.38         5.06
                                    ---------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations...................       (3.58)    (14.23)        2.53         9.96         4.75
                                    ---------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains...............          -0-     (5.70)       (7.44)       (3.71)       (2.91)
                                    ---------------------------------------------------------
Net asset value,
  end of period................      $15.98     $19.56       $39.49       $44.40       $38.15
                                    ---------------------------------------------------------
Total Return
Total investment return based
  on net asset value(b)........      (18.30)%   (40.93)%       5.18%       27.79%       13.78%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..............  $1,131,628 $2,233,260   $5,042,755   $5,265,153   $4,230,756
Ratio to average net
  assets of:
  Expenses.....................        2.22%      2.00%        1.86%        1.90%        1.94%(c)
  Net investment loss..........       (1.77)%    (1.31)%      (1.02)%      (1.00)%       (.83)%
Portfolio turnover rate........          41%       115%          58%          62%          61%

See footnote summary on page 26.


--------------------------------------------------------------------------------
24 o ALLIANCE GROWTH FUND


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                  =========================================================
                                                         Class C
                                  =========================================================
                                                   Year Ended October 31,
                                  ---------------------------------------------------------
                                     2002      2001         2000         1999        1998
                                  ---------------------------------------------------------
Net asset value,
  beginning of period..........    $19.58    $39.52        $44.42       $38.17       $36.33
                                  ---------------------------------------------------------
Income From Investment
  Operations
Net investment loss(a).........      (.33)     (.34)         (.43)        (.42)        (.31)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions.................     (3.25)   (13.90)         2.97        10.38         5.06
                                  ---------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations...................     (3.58)   (14.24)         2.54         9.96         4.75
                                  ---------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains..............         -0-    (5.70)        (7.44)       (3.71)       (2.91)
                                  ---------------------------------------------------------
Net asset value,
   end of period...............    $16.00   $ 19.58       $ 39.52      $ 44.42      $ 38.17
                                  ---------------------------------------------------------
Total Return
Total investment return based
  on net asset value(b)........    (18.28)%  (40.92)%        5.20%       27.78%       13.76%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..............  $239,940  $419,382      $959,043     $923,483     $718,688
Ratio to average net assets of:
  Expenses.....................      2.19%     1.98%         1.85%        1.90%        1.93%(c)
  Net investment loss..........     (1.74)%   (1.29)%       (1.02)%      (1.00)%       (.83)%
Portfolio turnover rate........        41%      115%           58%          62%          61%

See footnote summary on page 26.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 25


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                  =========================================================
                                                         Advisor Class
                                  =========================================================
                                                   Year Ended October 31,
                                  ---------------------------------------------------------
                                     2002      2001         2000         1999        1998
                                  ---------------------------------------------------------
Net asset value,
  beginning of period..........    $27.92    $53.17        $56.88       $47.47       $44.08
                                  ---------------------------------------------------------
Income From Investment
  Operations
Net investment income
  (loss)(a)....................      (.20)     (.11)         (.02)         .02          .08
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions.................     (4.67)   (19.44)         3.75        13.10         6.22
                                  ---------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations...................     (4.87)   (19.55)         3.73        13.12         6.30
                                  ---------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains...............        -0-    (5.70)        (7.44)       (3.71)       (2.91)
                                  ---------------------------------------------------------
Net asset value,
  end of period................    $23.05    $27.92        $53.17       $56.88       $47.47
                                  ---------------------------------------------------------
Total Return
Total investment return based
  on net asset value(b)........    (17.44)%  (40.34)%        6.27%       29.08%       14.92%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)..............   $10,433   $19,087       $38,278     $142,720     $174,745
Ratio to average net assets of:
  Expenses.....................      1.18%      .98%          .83%         .88%         .93%(c)
  Net investment income
    (loss).....................      (.73)%    (.30)%         .03%         .03%         .17%
Portfolio turnover rate........        41%      115%           58%          62%          61%

(a) Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return.
    Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the transfer agent. For the year ended October 31, 1998 the ratios of expenses to average net assets were 1.21% for Class A shares, 1.93% for Class B shares, 1.92% for Class C shares and .92% for Advisor Class shares.


--------------------------------------------------------------------------------
26 o ALLIANCE GROWTH FUND

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Trustees and Shareholders of Alliance Growth Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Growth Fund (a series of The Alliance Portfolios, hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
December 13,  2002


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 27

GLOSSARY OF INVESTMENT TERMS


benchmark
A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital
Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

earnings
Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

index
A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio
The collection of securities that make up a fund's or an investor's investments.

sector
A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.


--------------------------------------------------------------------------------
28 o ALLIANCE GROWTH FUND

ALLIANCE CAPITAL
The Investment Professional's Choice


Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 29

ALLIANCE CAPITAL AT YOUR SERVICE


At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Automatic Reinvestment
   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.
o  Automatic Investment Program
   Build your investment account by having money automatically transferred from your bank account on a regular basis.
o  Dividend Direction Plans
   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.
o  Auto Exchange
   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.
o  Systematic Withdrawals
   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.
o  E-Statements and Electronic Delivery
   Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.
o  A Choice of Purchase Plans
   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.
o  Telephone Transaction
   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.
o  Alliance Answer: 24-Hour Information
   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).
o  The Alliance Advance
   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.
o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

--------------------------------------------------------------------------------
30 o ALLIANCE GROWTH FUND

TRUSTEES

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Brenton W. Harries(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS
Jane Mack Gould, Vice President
Alan E. Levi, Vice President
Edmund P. Bergan, Jr., Clerk
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller & Chief Accounting Officer

Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624

Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036-2798

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 31

MANAGEMENT OF THE FUND

Board of Trustees Information
The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                       PORTFOLIOS
                                                                         IN FUND                OTHER
NAME, AGE OF TRUSTEE,         PRINCIPAL                                  COMPLEX            DIRECTORSHIPS
      ADDRESS               OCCUPATION(S)                              OVERSEEN BY             HELD BY
(YEARS OF SERVICE*)      DURING PAST 5 YEARS                             TRUSTEE               TRUSTEE
----------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE**
John D. Carifa, **, 57   President, Chief Operating Officer and a          114                   None
1345 Avenue of the       Director of Alliance Capital Management
Americas                 Corporation ("ACMC"), with which he
New York, NY 10105       has been associated with since prior to 1997.
(9)

DISINTERESTED TRUSTEES
Ruth Block, #+, 72       Formerly an Executive Vice President and           93                  None
P.O. Box 4623            Chief Insurance Officer of The Equitable
Stamford, CT 06903       Life Assurance Society of the United States;
(9)                      Chairman and Chief Executive Officer of
                         Evlico. Formerly a Director of Avon, BP
                         Amoco Corporation, Ecolab, Inc., Tandem
                         Financial Group and Donaldson, Lufkin &
                         Jenrette Securities Corporation.

David H. Dievler, #+, 73 Independent Consultant. Until December             98                  None
P.O. Box 167             1994, he was Senior Vice President of
Spring Lake, NJ 07762    ACMC responsible for mutual fund
(3)                      administration. Prior to joining ACMC in
                         1984, Chief Financial Officer of Eberstadt
                         Asset Management since 1968. Prior to that,
                         Senior Manager at Price Waterhouse & Co.
                         Member of the American Institute of Certified
                         Public Accountants since 1953.

John H. Dobkin, #+, 60   Consultant. He was formerly a Senior Advisor       94                 None
P.O.Box 12               from June 1999-June 2000 and President
Annandale, NY 12504      (December 1989-May 1999) of Historic
(3)                      Hudson Valley (historic preservation).
                         Previously, Director of the National
                         Academy of Design and during 1988-92, he
                         was Director and Chairman of the Audit
                         Committee of ACMC.

William H. Foulk, Jr.,   Investment Adviser and Independent                110                None
#+, 70                   Consultant. He was formerly Senior
2 Soundview Drive        Manager of Barrett Associates, Inc.,
Suite 100                a registered investment adviser, with
Greenwich, CT 06830      which he had been associated since prior
(4)                      to 1997. He was formerly Deputy
                         Comptroller of the State of New York and,
                         prior thereto, Chief Investment
                         Officer of the New York Bank for Savings.


--------------------------------------------------------------------------------
32 o ALLIANCE GROWTH FUND

                                                                       PORTFOLIOS
                                                                         IN FUND                OTHER
NAME, AGE OF TRUSTEE,         PRINCIPAL                                  COMPLEX            DIRECTORSHIPS
      ADDRESS               OCCUPATION(S)                              OVERSEEN BY             HELD BY
(YEARS OF SERVICE*)      DURING PAST 5 YEARS                             TRUSTEE               TRUSTEE
----------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)
Brenton W. Harries,      Formerly President and Chief                        3                  None
#+, 74                   Executive of Global Electronic
253 Bell Tower Crossing  Markets Company, Executive Vice
Poinciana, FL 34759      President of McGraw-Hill, Inc. and
(11)                     President and Chief Executive Officer
                         of Standard and Poor's Corporation.

Clifford L. Michel,      Senior Counsel of the law firm of                  93                Placer Dome
#+, 63                   Cahill Gordon & Reindel, since                                            Inc.
15 St. Bernard's Road    February 2001 and a partner of that
Gladstone, NJ 07934      firm for more than 25 years prior thereto.
( 3 )                    He is President and Chief Executive Officer
                         of Wenonah Development Company (Investments)
                         and a Director of Placer Dome Inc. (mining).

Donald J. Robinson,      Senior Counsel at the law firm of                  92                     None
#+, 68                   Orrick, Herrington & Sutcliffe LLP
98 Hell's Peak Road      since prior to 1997. Formerly a senior
Weston, VT 05161         partner and a member of the Executive
(15 )                    Committee of that firm. He was also a
                         member and Chairman of the Municipal
                         Securities Rulemaking Board and a Trustee
                         of the Museum of the City of New York.


*  There is no stated term of office for the Fund's Trustees.
** Mr. Carifa is an "interested trustee", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.
#  Member of the Audit Committee.
+  Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                                       ALLIANCE GROWTH FUND o 33

Officer Information
Certain Information concerning the Fund's Officers is listed below.


                                        Principal Position(s)     Principal Occupation
Name, Address* and Age                     Held With Funds         During Past 5 Years
------------------------------------------------------------------------------------------------------------

John D. Carifa, 57                      Chairman and President       See biography above.

Jane Mack Gould, 64                     Vice President               Senior Vice President of ACMC**,
                                                                     with which she has been
                                                                     associated since prior to 1997.

Alan E. Levi, 53                        Vice President               Senior Vice President of ACMC**,
                                                                     with which he has been
                                                                     associated since prior to 1997.

Edmund P. Bergan, Jr., 52               Clerk                        Senior Vice President and the
                                                                     General Counsel of Alliance Fund
                                                                     Distributors, Inc. ("AFD")** and
                                                                     Alliance Global Investor Services, Inc.
                                                                     ("AGIS")**, with which he has been
                                                                     associated since prior to 1997.

Mark D. Gersten, 52                     Treasurer and Chief          Senior Vice President of AGIS** and
                                        Financial Officer            a Vice President of AFD**, with which
                                                                     he has been associated since prior to 1997.

Vincent S. Noto, 38                     Controller and Chief         Vice President of AGIS**, with which
                                        Accounting Officer           he Accounting Officer has been
                                                                     associated since prior to 1997.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, AFD and AGIS are affiliates of the Fund.
   The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
34 o Alliance Growth Fund


ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds
Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds
Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small CapValue Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series
U.S. Large Cap Portfolio

Global & International Stock Funds
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds
Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund

Taxable Bond Funds (continued)
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds
National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds
Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.
** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.
*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging
    Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                       Alliance Growth Fund o 35

NOTES

















--------------------------------------------------------------------------------
36 o Alliance Growth Fund

Alliance Growth Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


Alliance Capital [LOGO](R)
The Investment Professional's Choice

R These registered service marks used under license from the owner, Alliance Capital Management L.P.

GROWTHAR1002